UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 4, 2008

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 4, 2008, Internap Network Services Corporation (the “Company”) identified the need to make a correction to the table “Equity Compensation Plan Information” in Part II, Item 5 of its Amendment No. 1 to its Annual Report filed on Form 10-K/A on April 30, 2008 (the “10-K/A”).

In the table entitled “Equity Compensation Plan Information,” the Company did not subtract the number in column (a) from the number in column (c).  The number that should have been included in column (c) is 2,817, not 5,990.

The Company will amend the 10-K/A as soon as reasonably practicable to replace the aforementioned table with the following corrected table:

The following table provides information regarding our current equity compensation plans as of December 31, 2007 (shares in thousands):

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	3,173	(1)	$13.29	2,817	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	3,173		$13.29	2,817

(1)
Excludes purchase rights accruing under the 2004 Employee Stock Purchase Plan ("Purchase Plan"). Under the Purchase Plan, each eligible employee may purchase up to $12,500 worth of common stock at each semi-annual purchase date (the last business day of June and December each year), but not more than $25,000 worth of such stock (determined on the basis of the fair market value per share on the date or dates such rights are granted) per calendar year his or her purchase right remains outstanding. The purchase price payable per share will be equal to ninety-five percent (95%) of the closing selling price per share of common stock on the semi-annual purchase date.

(2)	Includes 276,000 shares available for issuance under the Purchase Plan.

This amendment will amend the table entitled “Equity Compensation Plan Information” in Part II, Item 5 only, and all other portions of the Company’s 10-K/A will remain in effect and will not be amended to reflect events and developments since the original April 30, 2008 filing date.

Also, given that the Company’s annual meeting of stockholders is scheduled on Thursday, June 19, 2008 at which the Company’s stockholders will vote on certain changes to the Amended and Restated Internap Network Services Corporation 2005 Incentive Stock Plan (the “Stock Plan”), as set forth in a definitive proxy statement filed on May 8, 2008, the Company is providing the following updated information as of May 31, 2008.

As of May 31, 2008, the Company had 3,312,064 outstanding options with a weighted average exercise price of $12.1955. The weighted average time to expiration for these outstanding options was 7.18 years.

Also as of May 31, 2008, the Company had 1,211,702 outstanding unvested restricted awards.

Also as of May 31, 2008, the Company had 1,668,848 shares available for grant under all equity compensation plans, excluding the Purchase Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: June 4, 2008

	By:	/s/ Richard P. Dobb
Richard P. Dobb, Vice President and General
Counsel